                                                                           Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of ROADSHIPS HOLDINGS, INC. (the "Company") on Form 10-Q as filed with the Securities and Exchange Commission on the date hereof (the "Report'), I, Patrick Greene, Chief Financial Officer of the Company, certify, pursuant to 18 USC section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                                 /s/ Patrick Greene
                                                                Patrick Greene, Chief Financial Officer
Date: October 2, 2009